EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO SECOND AMENDED & RESTATED CREDIT AGREEMENT (the "Amendment") is made and entered into as of this 2nd day of November, 2012, by and between WEYCO GROUP, INC., a Wisconsin corporation (the "Borrower") and BMO HARRIS BANK N.A., successor in interest to M&I Marshall & Ilsley Bank (the "Bank"). All terms not otherwise defined herein shall have the meaning assigned to such terms in the Second Amended and Restated Credit Agreement by and between the Borrower and the Bank, dated as of April 28, 2006, as amended by that certain First Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2007, as amended by that certain Second Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2008, as amended by that Third Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2009, as amended by that Fourth Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2010, as amended by that Fifth Amendment to Second Amended & Restated Credit Agreement dated as of April 7, 2011, as amended by that Sixth Amendment to Second Amended & Restated Credit Agreement dated as of July 22, 2011, as amended by that Seventh Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2012 and as may be further amended, restated or otherwise modified from time to time (the "Agreement").

RECITALS

The Borrower has requested that the Bank increase the Revolving Line of Credit. The Bank has agreed to such extension, subject to the other terms and conditions contained herein.

AGREEMENT

Now, therefore, the parties hereto agree as follows:

1. Amendment to Definitions. The definition of "Total Commitment" is amended and restated to read as follows:

> "Total Commitment" shall mean the total commitment of the Bank which shall be Sixty Million Dollars ($60,000,000.00).

2. Exhibit A. Exhibit A is amended and restated by Exhibit A attached hereto.

3. Conditions Precedent. This Amendment shall become effective upon satisfaction of the conditions set forth in subsections 3(d) and 3(e), below, and receipt by Bank of the items set forth in subsections 3(a)-(c) below:

(a) Two (2) copies of this Amendment duly executed by the Borrower and Bank.

(b) The Third Amended and Restated Master Note executed by the Borrower.

(c) A certificate, certified by the Secretary of Borrower to be true and correct and in full force and effect on the date hereof, of (i) the absence of any amendment or modification to and the continued effectiveness of the Articles of Incorporation and Bylaws of Borrower delivered to the Bank on May 15, 2002 (except for the amendments, if any, which are attached to such certificate), (ii) resolutions of the Board of Directors of Borrower authorizing the issuance, execution, delivery and performance of this Amendment and the Third Amended and Restated Master Note, and (iii) a statement containing the names and titles of the officer or officers of Borrower authorized to sign this Amendment and the Third Amended and Restated Master Note.

(d) The representations and warranties made by the Borrower herein, in any of the Credit Documents, or in any certificate, document, financial statement or other statement delivered hereunder are true as of the date hereof.

(e) No Default or Event of Default has occurred and remains uncured as of the effective date hereof nor will occur upon the consummation of the transactions contemplated herein.

4. Miscellaneous.

(a) As provided in Subsection 10.1(f) of the Agreement, the Borrower shall pay or reimburse the Bank for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, including the fees and disbursements of counsel to the Bank, for the preparation hereof and expenses incurred in connection herewith.

(b) After the date of this Amendment, each reference in the Agreement to "this Agreement" and each reference in each of the Credit Documents to the "Credit Agreement" shall be deemed a reference to the Agreement as amended by this Amendment.

(c) This Amendment is being delivered and is intended to be performed in the State of Wisconsin and shall be construed and enforced in accordance with the laws of Wisconsin without regard for the principals of conflicts of law.

(d) Except as expressly modified or amended herein, the Agreement shall continue in effect and shall continue to bind the parties hereto. This Amendment is limited to the terms and conditions hereof and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement.

(e) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[The remainder of this page is left intentionally blank.

Counterpart signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment to Second Amended and Restated Credit Agreement, to be effective as of the date first written above.

BORROWER:

WEYCO GROUP, INC., a Wisconsin corporation

By: ______________________

John Wittkowske, Senior Vice President & CFO

IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment to Second Amended and Restated Credit Agreement, to be effective as of the date first written above.

BANK:

BMO HARRIS BANK N.A.,
successor in interest to M&I Marshall & Ilsley Bank

By: Ronald J. Carey
Ronald J. Carey, Sr. Vice President

By: David A.
David A. Anderson, Sr. Vice President

EXHIBIT A

THIRD AMENDED AND RESTATED
MASTER NOTE

Milwaukee, Wisconsin
as of November 2, 2012

$60,000,000.00

FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby unconditionally promises to pay on the Revolving Loan Maturity Date, to the order of **BMO HARRIS BANK N.A.**, a national banking association, successor in interest to M&I Marshall & Ilsley Bank (the "Bank"), at the offices of the Bank located at 770 North Water Street, Milwaukee, Wisconsin 53202, in lawful money of the United States of America and in immediately available funds, the lesser of (a) Sixty Million Dollars ($60,000,000.00) or (b) the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to the Agreement (as hereinafter defined). The Borrower also unconditionally promises to pay interest in like money at said offices on the unpaid principal amount hereof from time to time outstanding for the period from and including the date hereof until such amount shall be paid in full, as provided in the Agreement. The holder of this Master Note is hereby authorized to record the date and amount of each Loan made by such holder, and the date and amount of each payment or prepayment of principal, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.

This Master Note is referred to in the Second Amended and Restated Loan Agreement, dated as of April 28, 2006, by and between the Borrower and the Bank (as amended, modified or supplemented from time to time, the "Agreement"), is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. The Agreement is hereby incorporated herein by reference. All capitalized terms used in this Master Note, unless herein defined, shall have the meanings assigned to such terms in the Agreement. Reference is made to the Agreement for relevant terms and provisions which bear upon this Master Note and the payments hereunder. Upon the occurrence of an Event of Default as specified in the Agreement, the amounts then remaining unpaid under this Master Note may be declared to be or may become immediately due and payable as provided in the Agreement.

No delay or omission on the part of the Bank or any holder hereof in exercising any right or option herein given to the Bank or any holder hereof in exercising any right or option herein given to the Bank or holder hereof shall impair such right or option or be considered as a waiver thereof or acquiescence in any default hereunder. Borrower hereby waives presentment, demand, notice of dishonor, protest and all other notices and proceedings required as a condition for payment or collection hereof.

This Master Note amends and restates that certain Second Amended and Restated Master Note in the original principal amount of Fifty Million Dollars ($50,000,000) dated April 28, 2006, which amended that Amended and Restated Master Note in the original principal amount of Fifty Million Dollars ($50,000,000) dated February 9, 2004, which amended and restated that certain Master Note in the original principal amount of Twenty-five Million Seven

Hundred Thousand Dollars ($25,700,000.00), dated May 17, 2002, both executed by Borrower and its subsidiaries in favor of the Bank (collectively, the "Prior Note"). The Borrower hereby acknowledges and agrees that the remaining indebtedness evidenced by the Prior Note has not been repaid or extinguished and that the execution hereof does not constitute a novation of the Prior Note.

In the event of default hereunder, Borrower agrees to pay all costs of collection, including reasonable attorneys' fees.

This Master Note shall be governed by and construed in accordance with the laws of the State of Wisconsin.

IN WITNESS WHEREOF, Borrower has caused this Master Note to be signed on its behalf by its duly authorized officer as of the day and year first written above.

BORROWER:

WEYCO GROUP, INC.

By: [signature]

John Wittkowske, Chief Financial Officer and Senior Vice President